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                                                                EXHIBIT 10.22

                              CERIDIAN CORPORATION
                          EMPLOYEES' BENEFIT PROTECTION
                                 TRUST AGREEMENT

                         FIRST DECLARATION OF AMENDMENT


Pursuant to the retained power of amendment contained in Section 9.1 of the Ceridian Corporation Employees' Benefit Protection Trust Agreement (the "Trust Agreement"), Ceridian Corporation (the "Company") and U.S. Bank National Association (the "Trustee"), formerly known as First Trust National Association, hereby amend the Trust Agreement in the manner described below.

1.       Section 1.1 of the Trust Agreement is amended to read as follows:

         1.1 NAME. The name of the Trust is the "Ceridian Corporation Benefit Protection Trust."

2.       Section 1.4 (j) of the Trust Agreement is amended to read as follows:

                  (j) "Participant" means a current or former employee of the Company or Subsidiary, or a current or former director of the Company, who is a party to, or a participant under, one or more of the Plans in accordance with their terms and conditions.

3.       Section 1.4 (l) of the Trust Agreement is amended to read as follows:

                  (l) "Plan" means any plan, program, policy or agreement pursuant to which the Company or a Subsidiary is required to provide deferred or supplemental compensation to a current or former employee of the Company or Subsidiary or a current or former director of the Company and which is listed on Schedule 1, as such schedule may be amended from time to time by the Board.

4.       Section 1.4(n) of the Trust Agreement is amended to read as follows:

                  (n) "Subsidiary" means any corporation at least a majority of whose outstanding securities ordinarily having the right to vote at elections of directors is owned, directly or indirectly, by the Company.

5. Item 2 of Schedule 1 to the Trust Agreement is amended to read as follows:

         2. Ceridian Corporation Executive Investment Plan (formerly known as the Ceridian Corporation Deferred Compensation Plan)

The foregoing amendments are effective as of January 1, 1999.



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To acknowledge and affirm the foregoing amendments, the Company and the Trustee have caused this instrument to be executed by their duly authorized officers.


U.S. BANK NATIONAL ASSOCIATION              CERIDIAN CORPORATION

By:    /s/Robert Kaufer                     By:     /s/John R. Eickhoff
Title: Vice President                       Title:  Vice President


By     /s/Joan M. Hinnenkamp                By:     /s/Gary M. Nelson
Title: Vice President                       Title:  Secretary


STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF HENNEPIN         )

On this 29th day of October, 1998, before me personally appeared John R. Eickhoff and Gary M. Nelson, to me personally known, who, being each by me duly sworn, did say that they are respectively the Vice President and Secretary of Ceridian Corporation, the corporation named in the foregoing instrument and that the instrument was signed on behalf of the corporation, and they acknowledged the instrument to be the free act and deed of said corporation.

                                            /s/Maryann Noleen
                                            Notary
                                            Hennepin County, Minnesota
                                            My commission expires 1/31/2000


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STATE OF MINNESOTA         )
                           ) ss.
COUNTY OF RAMSEY           )

On this 2nd day of November, 1998, before me personally appeared Robert Kaufer and Joan Hinnenkamp, to me personally known, who, being each by me duly sworn, did say that they are respectively the Vice President and Vice President of U.S. Bank National Association, the national banking association named in the foregoing instrument and that the instrument was signed on behalf of the association, and they acknowledged the instrument to be the free act and deed of the association.

                                            /s/Kathleen Donnelly
                                            Notary
                                            Ramsey County, Minnesota
                                            My commission expires 1/31/2000


This document was drafted by
OPPENHEIMER WOLFF & DONNELLY LLP
3400 Plaza VII Building
45 South Seventh Street
Minneapolis, Minnesota 55402